Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies

Note 13 - Commitments and Contingencies

Operating leases

We lease approximately 2,000 square feet of office space in New Providence, New Jersey pursuant to a three-year lease agreement for office space which provides for initial monthly lease payments of approximately $3,400 with customary annual increases.  These premises serve as our corporate headquarters. The initial term of the lease expires on October 31, 2012 and the lease provides one renewal option for an additional three-year term.  Facility rent expense totaled approximately $39,600 and $42,720 for the years ended December 31, 2011 and 2010, respectively.

Prior to the Merger, we had leased approximately 2,500 square feet of office space in San Antonia, Texas pursuant to a five-year lease agreement which provided for an initial monthly lease of approximately $3,500, with customary annual increases. Effective January 1, 2009, we sublet the space for a monthly sublet fee of $2,000 through the expiration of the underlying lease on December 31, 2011.  Facility rent expense, net of sublet payments received was approximately $18,940 and $25,500 for the years ended December 31, 2011 and 2010, respectively.

Future minimum rental payments through the remainder of the initial lease term for the year ending December 31, 2012 is approximately $37,600.

Royalty Agreements

In February 2007, we acquired an exclusive, royalty-bearing license in specific but broad global territories to make, have made, use, sell, offer for sale, modify, develop, import, and export products made using patent applications owned by Rutgers University (“Rutgers”).  We are using these patented technologies in the production of our composite rail ties and structural building products.The term of the License Agreement runs until the expiration of the last-to-expire issued patent within the Rutgers’ technologies licensed under the License Agreement, unless terminated earlier.

We are obligated to pay Rutgers royalties ranging from 1.5% to 3.0% on various product sales, subject to certain minimum payments each year and to reimburse Rutgers for certain patent defense costs in the case of patent infringement claims made against the Rutgers patents.  We also pay annual membership dues to Rutgers Center for Advanced Materials via Immiscible Polymer Processing, or AIMPP, a department of Rutgers.  The membership allows us to use AIMPP for basic research and development at no additional cost, with access to more comprehensive R&D services available to us for fees determined on a per-project basis.

Litigation

In April 2006, we commenced an action against Tonga Partners, L.P. (“Tonga”), Cannell Capital, L.L.C. and J. Carlo Cannell in the United States District Court of New York, for disgorgement of short-swing profits pursuant to Section 16 of the Securities Exchange Act of 1934, as amended.  On November 10, 2004, Tonga converted a convertible promissory note into 1,701,341 shares of Common Stock, and thereafter, between November 10 and November 15, 2004, sold such shares for short-swing profits.  In September 2008, the District Court granted us summary judgment against Tonga for disgorgement of short-swing profits in the amount of $4,965,898.  The defendants are appealing from the order granting the summary judgment.

We are also subject to various other routine litigation incidental to our business. We do not believe that any of these routine legal proceedings would have a material adverse effect on our financial condition or results of operations.